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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 12, 2006

                               GENTEX CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Michigan                    0-10235              38-2030505
  (State or other jurisdiction        (Commission           (IRS Employer
        of Incorporation)            File Number)        Identification No.)

         600 North Centennial Street
              Zeeland, Michigan                                 49464
  (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (616) 772-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

            ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

        (b) Gentex Corporation has announced that the Company's Executive Vice President Garth Deur is departing the Company to pursue other opportunities as of April 12, 2006.

        (c) In addition, effective April 12, 2006, the Company's Vice President
            - Finance and Chief Financial Officer Enoch Jen has been promoted to Senior Vice President and retains the role of Chief Financial Officer.

            Based upon an agreement reached and formalized with the Company on April 7, 2006, the Company also announced the appointment of Steve Dykman, 40, as the Company's Vice President - Finance and Chief Financial Officer, effective upon Mr. Jen's previously announced plan to retire as the Company's Chief Financial Officer effective January 2, 2007. Mr. Dykman has served as the Company's Treasurer and Director of Accounting and Finance since November 2002, and previously served as the Company's Controller since November 1995.

            Mr. Dykman has no family relationships with any director or executive officer of the Company.

            Mr. Dykman does not have a written employment agreement and will be an at-will employee as is the case with all employees of the Company. He will receive a base salary of $145,000, and will be eligible for a profit-sharing bonus and a discretionary bonus, which bonuses and grants are available to all salaried employees and officers generally and which in operation provide for the same method of allocation of benefits between management and non-management participants. In addition, it will be recommended that he receive a 12,000-share stock option grant and a restricted stock grant of 5,000 shares at his next regularly scheduled grant date at the end of the fourth quarter of 2006, subject to the approval of the Company's Compensation Committee. There is no other arrangement or understanding pursuant to which he was selected as Vice President - Finance and Chief Financial Officer effective January 2, 2007.

            A copy of the Corporation's News Release concerning this announcement is attached as Exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

            ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (d).  Exhibit 99.1.

            News Release Dated April 12, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 12, 2006                         GENTEX CORPORATION
                                               (Registrant)


                                               By  /s/  Fred Bauer
                                                   -----------------------------
                                                   Fred Bauer
                                                   Its Chairman of the Board and
                                                   Chief Executive Officer

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                                  EXHIBIT INDEX

  99.1      News Release Dated April 12, 2006.

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